UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Diagnostic Imaging International Corp.

(Name of Registrant as Specified In Its Charter)

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DIAGNOSTIC IMAGING INTERNATIONAL CORP.

848 N. Rainbow Blvd. #2494

Las Vegas, Nevada 89107

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Diagnostic Imaging International Corp., a Nevada corporation (the “Company”).  The meeting will be held at the MGM Grand Hotel & Casino, Conference Center, Room 105, 3799 Las Vegas Boulevard South, Las Vegas, Nevada 89109, on Wednesday, June 11, 2014 at 10:00 a.m., local time, for the following purposes:

1.  To elect two directors to serve for the ensuing year and until their successors are elected.

2.  To approve an amendment to the Company’s Articles of Incorporation to change the name of the Company from Diagnostic Imaging International Corp. to Medical Imaging Corp., subject to the Board of Directors’ authority to abandon such amendment.

3.  To ratify the appointment of Silberstein Ungar, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

4. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 22, 2014. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Mitchell Geisler
Chief Executive Officer

Las Vegas, Nevada

April 25, 2014

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS.  THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT APRIL 25, 2014.  YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD; OR

•	ATTEND THE COMPANY'S 2014 ANNUAL MEETING OF STOCKHOLDERS AND VOTE.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JUNE 11, 2014 — THE PROXY STATEMENT AND THE 2013 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.DIIG.BIZ.

TABLE OF CONTENTS

GENERAL INFORMATION
PROPOSAL I
CORPORATE GOVERNANCE
PROPOSAL II
PROPOSAL III
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
EXECUTIVE COMPENSATION
CERTAIN TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

848 N. Rainbow Blvd. #2494

Las Vegas, Nevada 89107

PROXY STATEMENT FOR THE

2014 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the 2014 Annual Meeting of Stockholders (“Annual Meeting”) of Diagnostic Imaging International Corp., a Nevada corporation (“we”, “us”, “our”, or “the Company”), at the MGM Grand Hotel & Casino, Conference Center, Room 105, 3799 Las Vegas Boulevard South, Las Vegas, Nevada 89109, on Wednesday, June 11, 2014 at 10:00 a.m., local time, and at any postponements or adjournments thereof.  The approximate date of mailing for this proxy statement and a copy of our Annual Report on Form 10-K for the year ended December 31, 2013 is April 25, 2014. You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this Proxy Statement. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Record Date

Our Board of Directors has set April 22, 2014 as the record date (the “Record Date”) for the Annual Meeting.  Only holders of record of the Company's Common Stock, $0.001 par value per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponements thereof.

On the Record Date there were 23,726,481 shares of Common Stock issued and outstanding.  Each stockholder is entitled to one vote for each share of Common Stock registered in his or her name on the record date.

Quorum

A quorum of stockholders is necessary to hold a valid meeting.  Our Bylaws provide that a majority of the outstanding shares of common entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.

Voting by Proxy

If your shares are registered directly in your name with Olde Monmouth Stock Transfer Co., Inc., our transfer agent, you are considered a stockholder of record.  As a stockholder of record at the close of business on the Record Date, you can vote in person at the Annual Meeting or you can provide a proxy to be voted at the meeting by signing and returning the enclosed proxy card.  If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board of Directors, which means your shares will be voted “For” all the nominees to the Board of Directors in Proposal I and “For” Proposal II and III.  If any other matter is properly presented at the Annual Meeting, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares using their best judgment.

If your shares are held in a stock brokerage account or otherwise by a nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.  If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares cannot be voted and will be treated as broker non-votes.

Required Vote

Proposal I.  Directors are elected by a plurality of the affirmative votes cast by those shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting. Broker non-votes will count towards the quorum but will have no effect on the outcome of the vote. Stockholders do not have the right to cumulate their votes for directors.

Proposal II.  The affirmative vote of a majority of the Company’s outstanding shares of Common Stock as of the Record Date is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal III.  The affirmative vote of a majority of the shares of Common Stock present, either in person or represented by proxy, and voted at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote

Revocation of Proxy

Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Annual Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Annual Meeting, or (iii) attendance at the Meeting and voting in person.  If your shares are held in street name, you must follow the instructions provided by your broker or bank.

Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies by our Board of Directors. In addition to the solicitation of proxies by mail, solicitation may be made personally or by telephone or electronic communication by our directors, officers and employees, none of whom will receive additional compensation for these services.  We will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in connection with distributing forms of proxies and proxy materials to the beneficial owners of our Common Stock.

Stockholder Proposals for next Annual Meeting

Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders of the Company may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the Proxy Statement distributed to stockholders prior to the annual meeting of stockholders in the year 2014, a stockholder proposal must be received by the Company no later than December 31, 2014 and must otherwise comply with the requirements of Rule 14a-8.

Stockholder proposals should be delivered in writing to Diagnostic Imaging International Corp., 848 N. Rainbow Blvd., #2494, Las Vegas, Nevada 89107 Attention: Secretary.

PROPOSAL I

ELECTION OF DIRECTORS

There are two nominees for election to the Company's Board of Directors. The names of the persons who are nominees for director and their positions and offices with the Company are set forth in the table below.  Each director to be elected will hold office until the 2015 annual meeting of stockholders and until his successor is elected and duly qualified, or until such director's earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.  Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as the Board of Directors may propose.  Each of the nominees listed below has been nominated for and has agreed to stand for election and the Board has no reason to believe that any nominee will be unable to serve.

The following table provides information regarding each nominee to our Board of Directors:

Name	Age	Position
Mitchell Geisler	43	Chief Executive Officer, President and Chairman
Richard Jagodnik	45	Chief Financial Officer and Director

Mitchell Geisler

Mitchell Geisler has served as our Chief Executive Officer, President and Chairman of the Board since January 2010. In addition, Mr. Geisler has also served as President of both of the Company’s subsidiaries, Custom Teleradiology Services (CTS) and Schuylkill Medical Imaging (SMI), since January 2010 and December 2012, respectively. Mr. Geisler has been the Chief Operating Officer and a director of Pacific Gold Corp. since 2004 and President and a director of Pacific Gold Corp’s operating subsidiaries since 2003, including Oregon Gold Inc. from 2003 to 2009. Mr. Geisler was also President and Director of Pacific Metals Corp. from 2006 to 2013. Mr. Geisler is a graduate of York University where he earned a Bachelor of Art degree in History. He also studied at Tel Aviv University. We believe Mr. Geisler’s qualifications to serve on our Board of Directors include his intimate knowledge of our operations as a result of his day to day leadership as our Chief Executive Officer.

Richard Jagodnik

Richard Jagodnik has served as our Chief Financial Officer since January 2010 and as a Director since July 2005. Prior to that, he served as Diagnostic Imaging’s Chief Executive Officer, President and Chairman of the Board. Mr. Jagodnik is responsible for all aspects of the Company’s SEC reporting, strategic planning, budgeting, project development, contract management and organizational planning.  From 1997 through 2005, Mr. Jagodnik served as Vice President of Finance for Interesting Displays and Ideas, a Montreal-based manufacturing organization.  Mr. Jagodnik began his career working at Friedman and Friedman, Chartered Accountants. Mr. Jagodnik is a Chartered Accountant and Certified Public Accountant in Canada and a graduate of Concordia University where he earned a Bachelor of Commerce degree.  He also earned a diploma in Accountancy from McGill University. We believe Mr. Jagodnik’s qualifications to serve on our Board of Directors include his extensive experience in strategic planning, budgeting, project and contract management and organizational planning.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" ALL OF THE NOMINEES IN

PROPOSAL I

CORPORATE GOVERNANCE

Board Leadership Structure

The Board considers and establishes the appropriate leadership structure for the Company.  The Board concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. The Board believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve the Company in all cases.  This allows the Board to use its broad experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining its ability to either separate or combine the roles of Chairman and Chief Executive Officer.

Mitchell Geisler serves as our Chief Executive Officer and Chairman of the Board.  The Board believes that Mr. Geisler’s diverse work experience, his education, and his demonstrated leadership ability make him the best choice currently to serve as our Chairman of the Board.  The Board believes that the Company’s current model of the combined Chairman/CEO role is the appropriate structure for the Company at this time.

Independence of the Board of Directors

We do not have any directors that would be deemed “independent” directors. The Board of Directors has not established any separate audit, compensation or nomination committees, and carries out the functions of such committees itself, to the extent required.  As a smaller reporting company that is not listed on any exchange, we are not required to have any such committees or any independent directors.

Committees of the Board of Directors

Audit Committee

We are not required to have and we do not have an Audit Committee.  The Company's directors perform some of the same functions of an Audit Committee, such as; recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors' independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.  The Company does not currently have a written audit committee charter or similar document.

We have no audit committee financial expert.  Our directors have financial statement preparation and interpretation ability obtained over the years from past business experience and education.  Because of the nature of our current limited operations, we believe the services of an audit committee financial expert are not warranted.

Nominating Committee

We do not have a Nominating Committee.  Due to the small size of the Board and the fact that each director is also an officer of the Company, the Board of Directors has determined that is it not necessary for the Company to have a separate Nominating Committee.  Mitchell Geisler and Richard Jagodnik each participate in the consideration of director nominees.

While the Board of Directors has not adopted specific minimum criteria for director nominees, the directors look for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

The Board will consider all bona fide candidates for election to the Board of Directors and will consider any stockholder nominations pursuant to the same criteria, provided those nominated are submitted in accordance with applicable law and within the time periods set forth herein for receipt of stockholder proposals for the 2015 annual meeting of stockholders.

Compensation Committee

We do not have a Compensation Committee.  Due to the fact that the Company’s only two executive officers are also the only directors, the Board of Directors has determined that is it not necessary for the Company to have a separate Compensation Committee.  Mitchell Geisler and Richard Jagodnik each participate in the consideration of executive officer and director compensation.

Meetings of the Board of Directors

The Board of Directors met 6 times during 2013, and acted 6 by unanimous written consent. All directors attended at least 75% of the meetings of the Board of Directors held during the period for which they were a director.

We expect all of our directors to attend the 2014 Annual Meeting of Stockholders.  We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

The Board's Role in Risk Oversight

The Board of Directors has an active role in overseeing management of the Company's risks.  The Board regularly reviews information regarding the Company's credit, liquidity, financial condition and operations, as well as the risks associated with each.

Stockholder Communications with the Board of Directors

Stockholders may contact members of the Board of Directors by writing to them care of Diagnostic Imaging International Corp., 848 N. Rainbow Blvd., #2494, Las Vegas, Nevada 89107 Attention: Secretary. The Secretary will forward correspondence to the directors from time to time.

Code of Ethics

We have not adopted a formal code of ethics statement.  The Board of Directors evaluated the business of the Company and the number of employees and determined that since the business is operated by a small number of persons who are also the officers and directors and many of the persons employed by the Company are independent contractors, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines.

Report of the Audit Committee*

The Board of Directors oversees the Company's financial reporting process in lieu of a separately standing audit committee.  The Board of Directors reviewed and discussed the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 with management.

The Board of Directors has discussed with the Company's independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Board of Directors has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Board of Directors concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Board of Directors discussed with the Company's independent accounting firm the overall scope and plans for its audits and meets with the Company's independent accounting firm to discuss the results of its examinations and the overall quality of the Company's financial reporting. In reliance on the reviews and discussions referred to above, the Board of Directors approved that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

Board of Directors:

MITCHELL GEISLER

RICHARD JAGODNIK

* The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL II

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION

TO CHANGE THE NAME OF THE COMPANY FROM DIAGNISTIC IMAGING

INTERNATIONAL CORP. TO MEDICAL IMAGING CORP.

General

The Board of Directors is proposing for stockholder approval an amendment to the Company’s Articles of Incorporation (the “Charter”) to change the Company’s name from Diagnostic Imaging International Corp. to Medical Imaging Corp. The purpose of the name change is to better reflect our specific business industry.

Principal Effects of the Name Change

Changing the Company’s name will not have any effect on its corporate status, the rights of stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name “Diagnostic Imaging International Corp.” will continue to be valid and represent shares of the Company following the name change. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

Effective Date.

If the Company’s stockholders approve this proposal, we would have to file a Certificate of Amendment with the Nevada Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of this proposal, we intend to file the Certificate of Amendment as soon as practicable.  Our Board of Directors reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the Certificate of Amendment. A copy of the Certificate of Amendment is attached to this Proxy Statement as Annex A.

Vote Required. The affirmative vote of a majority of the Company’s outstanding shares of common stock as of the Record Date is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal II.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" PROPOSAL II

PROPOSAL III

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Silberstein Ungar, PLLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.  Representatives of Silberstein Ungar are expected to be available via teleconference at the Annual Meeting and will be able to respond to appropriate questions.

Stockholder ratification of the selection of Silberstein Ungar as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise.  However, the Board of Directors is submitting the selection of Silberstein Ungar to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required. The affirmative vote of a majority of the shares of Common Stock present, whether in person or represented by proxy, and voted at the Annual Meeting is required to ratify the selection of Silberstein Ungar. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal III.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" PROPOSAL III

Principal Accountant Fees

Silberstein Ungar audited the Company's financial statements for fiscal years 2013 and 2012. The following is a summary of fees billed by our independent auditors for services rendered during each of the years ended December 31, 2013 and 2012:

Audit Fees. Audit fees include fees for the audit of the Company’s annual financial statements, fees for the review of the Company’s interim financial statements, and fees for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. The aggregate audit and quarterly fees billed by our independent registered public accounting firms for fiscal years 2013 and 2012 were $34,600 and $31,500, respectively.

Audit Related Fees. Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. There were no audit-related fees billed for fiscal years 2013 or 2012.

Tax Fees. Tax fees include fees for tax compliance, tax advice and tax planning. Tax fees billed for fiscal year 2013 and 2012 were $1,500 and $1,000, respectively.

All Other Fees. All other fees include fees for all services except those described above. There were no other fees billed for fiscal years 2013 or 2012.

Pre-Approval of Audit and Non-Audit Services

The Company does not currently have a standing audit committee. All audit services to be provided to the Company and all non-audit services, other than de minims non-audit services, to be provided to the Company by the independent accountants must be approved in advance by the Board of Directors.

SECURITY OWNERSHIP

OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 25, 2014 information regarding beneficial ownership of our stock for: (i) each of our executive officers and directors; (ii) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of each class of our Common Stock; and (iii) all of our directors and executive officers as a group:

Name and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Owner(s)(1)
	Number of Shares Owned	Percentage of Ownership(2)
Mitchell Geisler	3,001,500	12.65%
Richard Jagodnik	4,200,000	17.70%
Robert Landau(3)	2,310,258	9.74%
Hsu Gamma Investment, LP(4)	4,500,000	18.97%
Carolyn Geisler(5)	1,210,000	5.10%
All officers and directors as a group (two persons)	7,201,500	30.35%

1

Pursuant to Rule 13-d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned. Unless as otherwise set forth in the table, the address of each beneficial owner is c/o Diagnostic Imaging International Corp., 157 Adelaide Street West, Suite 603, Toronto, Ontario, M5H 4E7 Canada.

2	Based on 23,726,481 shares of common stock issued and outstanding as of April 25, 2014.
3	Includes 1,586,710 shares of common stock held by Jabi Inc., a company that Mr. Landau controls.
4	Does not include the option to convert $1,500,000 of debt into 15,000,000 shares of common stock.
5	Carolyn Geisler is the mother of Mitchell Geisler.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock with the Securities and Exchange Commission. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 2013, and upon a review of Forms 5 and amendments thereto furnished to the Company with respect to the year ended December 31, 2013, or upon written representations received by the Company from certain reporting persons that no Forms 5 were required for those persons, to its knowledge all the Section 16(a) filing requirements applicable to such persons with respect to fiscal year ended December 31, 2013 were complied with.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table reflects compensation earned by our executive officers and directors for the fiscal years ended December 31, 2013 and 2012.

Name	Year	Salary(1)	Bonus(1)	All Other Compensation	Total
Mitchell Geisler, Chief Executive Officer, President and Chairman	2013	$75,715	$4,854(2)	$0	$80,569
	2012	$56,111	$0	$0	$56,111
Richard Jagodnik, Chief Financial Officer and Director	2013	$15,143	$0	$0	$15,143
	2012	$9,606	$0	$0	$9,496

(1)

Represents cash compensation payable in Canadian dollars, which has been translated to U.S dollars at the average rate of exchange for the year indicated.

(2)

Represents discretionary performance bonus for services as CEO of the Company and President of its subsidiaries.

Overview

The Company has two executive officers, whom are also the Company’s directors. The goal of the compensation program is to adequately reward the efforts and achievements of executive officers for the management of the Company.

We do not provide any employment benefits to our executive officers or directors, such as pension and other retirement savings plans and medical and dental plans, other than what is required by law, for which we make the required statutory payments and contributions.  In the future, if we have non-employee directors we anticipate that we will have a compensation program that will include director fees and equity based awards and provide for the reimbursement of expenses.

Employment Agreements, with our Executive Officers

We currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control. Our executive officers are compensated on a monthly basis for services performed for the company and its subsidiary.

Grants of Plan Based Awards

The Company did not award any stock options to any of its executive officers during 2013 or 2012. Our executive officers did not exercise any options during 2013 and had no outstanding equity awards at December 31, 2013.

Compensation of Directors

We do not have any independent directors.  All of our directors are also executive officers, and therefore we do not separately compensate them for the fulfillment of their director positions on the Board of Directors.

Director Agreements

Each director holds office until the next meeting of stockholders or until his successor is duly appointed and qualified. In the future, if the Company has non-employee directors, it expects it will provide a compensation package primarily based on stock options and reimbursement for direct expenses.  Such compensation package will be determined at that time.

CERTAIN TRANSACTIONS

Transactions with related persons, promoters and certain control persons

During the year ended December 31, 2013, Richard Jagodnik (an executive officer and director of the Company), had a $7,062 note payable from the Company. As at December 31, 2013 the note is fully paid.

During the second quarter of 2010, Richard Jagodnik loaned the Company $42,944 under the same terms of the Company’s previously issued convertible notes Series A. The note was carried in Canadian dollars and a foreign exchange gain of $693 was recorded for the year ended December 31, 2013. For the year ended December 31, 2013, $48 in accrued interest was recorded and added to the note. As at December 31, 2013 the note was fully paid.

Policy and Procedures Governing Related Person Transactions

The Company does not currently have a standing audit committee. The Board of Directors is responsible for reviewing all “related party transactions” on an on-going basis. All such related party transactions must be approved by the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year's Proxy Statement or Annual Report from us directly, please contact us by writing to Diagnostic Imaging International Corp., 848 N. Rainbow Blvd., #2494, Las Vegas, Nevada 89107 Attention: Secretary.

OTHER MATTERS

Our Board of Directors does not know of any matters that are to be presented for action at the Annual Meeting other than those described in this Proxy Statement. Should any other matter come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

By Order of the Board of Directors

Mitchell Geisler

Chief Executive Officer

April 25, 2014

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2013 is available without charge upon written request to: Diagnostic Imaging International Corp., 848 N. Rainbow Blvd., #2494, Las Vegas, Nevada 89107 Attention: Secretary.

Annex A

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada  89701-4520

(775) 684-7708

Website:  www.nvsos.com

Certificate of Amendment (PURUSANTU TO NRS 78.385 and 78.390)

USE BLANK INK ONLY – DO NOT HIGHLIGHT                                                       ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.

Name of corporation:

Diagnostic Imaging International Corp.

2.

The articles have been amended as follows (provide article numbers, if available):

Article First – As of the filing date of this amendment, the name of the corporation is Medical Imaging Corp., (the “Corporation”).

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ________.

4.

Effective date of filing (optional):  Date: _________________     Time: _______________

                                                                  (must not be later than 90 days after the certificate is filed)

5.

Signature (required):  __________________________________________

Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DIAGNOSTIC IMAGING INTERENATIONAL CORP.

PROXY CARD

2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MITCHELL GEISLER and RICHARD JAGODNIK, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Diagnostic Imaging International Corp. (the “Company”) which the undersigned may be entitled to vote at the 2014 Annual Meeting of Stockholders to be held on Wednesday, June 11, 2014, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

To elect two (2) directors to serve for one-year terms ending in the year 2014 or until each of their successors are duly elected and qualified:

Mitchell Geisler Richard Jagodnik	☐ FOR all nominees listed at left (except as written below to the contrary)	☐ WITHHOLD AUTHORITY TO VOTE for all nominees listed at left

Instruction: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided above.

2.  To approve an amendment to the Company’s Articles of Incorporation change the Company’s name from Diagnostic Imaging International Corp. to Medical Imaging Corp., subject to the Board of Directors’ authority to abandon such amendment:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

3.  To ratify the appointment of Silberstein Ungar, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” the nominees listed in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3, and in the discretion of the proxy holder(s) with respect to other matters properly brought before the meeting, including any adjournments thereof.

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE

ENVELOPE PROVIDED FOR THIS PURPOSE.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

______________________________________

Date: ____________________, 2014

Signature:  _____________________________________________________

Signature if held jointly: ___________________________________________

Note:  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.